Exhibit 4.1

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                         ARIZONA PUBLIC SERVICE COMPANY
               (formerly Central Arizona Light and Power Company)

                                       TO

                              THE BANK OF NEW YORK


                                      AS TRUSTEE UNDER CENTRAL ARIZONA LIGHT AND
                                               POWER COMPANY'S MORTGAGE AND DEED
                                             OF TRUST, DATED AS OF JULY 1, 1946.


                                 ---------------


                       Fifty-Sixth Supplemental Indenture


                                 ---------------


                          DATED AS OF NOVEMBER 1, 2002


                       This Mortgage covers real property,
                         personal property and chattels.


              This instrument and the above-mentioned Mortgage and Deed of Trust contain after-acquired property provisions.

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
                       FIFTY-SIXTH SUPPLEMENTAL INDENTURE

                                 ---------------

     INDENTURE, dated as of the 1st day of November, 2002, made and entered into by and between ARIZONA PUBLIC SERVICE COMPANY, a corporation of the State of Arizona, the principal place of business and mailing address of which is 400 North Fifth Street, Phoenix, Arizona 85004 (hereinafter sometimes called the Company), party of the first part, and THE BANK OF NEW YORK, a New York banking corporation, the mailing address of which is 385 Rifle Camp Road, 3rd Floor, West Paterson, New Jersey 07424 (hereinafter sometimes called the Trustee), party of the second part, as Trustee under the Mortgage and Deed of Trust, dated as of July 1, 1946 (hereinafter called the Mortgage), which Mortgage was executed and delivered by the Company under its former name, Central Arizona Light and Power Company, to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which said Mortgage is hereby made, this Indenture (hereinafter called the Fifty-sixth Supplemental Indenture) being supplemental thereto;

     WHEREAS, said Mortgage was recorded and filed in Counties in the State of Arizona as follows:

                                                                              FILED AND ABSTRACTED
                                                RECORDED AS REAL MORTGAGE     AS CHATTEL MORTGAGE
                                               ---------------------------    --------------------
                                                                                 CHATTEL
                                                 DATE      BOOK OR              MORTGAGE
                    COUNTY                     RECORDED     DOCKET    PAGE        BOOK      PAGE
                    ------                     --------     ------    ----        ----      ----
     Apache...........................          7-28-50        16        1          9        154
     Cochise..........................           2-3-53        80       28         19        292
     Coconino.........................          1-20-53        39        1         10        286
     Gila.............................          1-17-53        32       84         17         --
     Graham...........................          12-3-63        92       87         15        223
     Maricopa.........................           8-6-46       408      163         92        204
     Mohave...........................         11-13-57        28       68         12         13
     Navajo...........................         10-14-49        31      483         16        521
     Pima.............................          1-24-53       558      351         14         --
     Pinal............................         10-25-52        68       31         12        591
     Yavapai..........................           8-7-46        79        1         12        223
     Yuma.............................           8-1-47        58      173         21        265

and in Counties in the State of New Mexico as follows:

     McKinley.........................          5-31-61        36      153          4        295

     San Juan.........................          1-31-61       472      140          (No. 72441)

the copy recorded in Yuma County, Arizona also being effective for La Paz County, Arizona, formed on December 31, 1982; and copies of said Mortgage were filed with the office of the Bureau of Indian Affairs at Window Rock, Arizona, and with the Navajo Tribe of Indians at Window Rock, Arizona, and in the offices of the Secretary of State and the State Land Department of the State of Arizona (all the said counties and the said offices above referred to being herein referred to as "jurisdictions"); and

     WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the Lien of the Mortgage any property thereafter acquired, made or constructed and intended to be subject to the Lien thereof; and

     WHEREAS, the Company has executed and delivered to the Trustee fifty-five indentures supplemental to the Mortgage (hereinafter respectively called the First through the Fifty-fifth Supplemental Indentures) dated as of December 1, 1947, April 1, 1949, February 1, 1950, December 1, 1950, February 1, 1953,
November 1, 1953, March 1, 1954, October 1, 1957, March 1, 1959, November 1, 1961, June 1, 1962, December 1, 1962, September 1, 1963, September 1, 1967,
April 1, 1970, March 15, 1972,  April 1, 1974,  February 15, 1975, June 1, 1975,
November 15, 1975, April 15, 1977,  January 15, 1978, March 1, 1979, October 15,
1979, May 15, 1980,  February 2, 1982, April 15, 1982, July 1, 1983, October 15,
1983, June 15, 1984,  January 15, 1985, May 1, 1985,  June 1, 1985,  November 1,
1985,  January 15, 1986,  March 1, 1986, May 1, 1986,  February 1, 1987, June 1,
1987,  November 15, 1987, April 1, 1989,  February 15, 1990, May 15, 1990, April
15, 1991,  December 15, 1991,  January 15, 1992,  March 1, 1992,  June 15, 1992,
February 1, 1993, August 1, 1993, August 1, 1993, September 15, 1993, March 1, 1994, November 15, 1996, and April 1, 1997, each of which has been or will be recorded or filed in, or a recording or filing is or will be effective with respect to, each jurisdiction referred to above; and

     WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented and amended, the Company has acquired certain other property, rights and interests in property; and

     WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as heretofore supplemented and amended, bonds of a series entitled and designated First Mortgage Bonds, 2-3/4% Series due 1976 (hereinafter called the bonds of the First Series), in the aggregate principal amount of Eight Million Five Hundred Thousand Dollars ($8,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3-1/8% Series due 1977 (hereinafter called the bonds of the Second Series), in the aggregate principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3% Series due 1979 (hereinafter called the bonds of the Third Series), in the aggregate principal amount of Four Million Dollars ($4,000,000); bonds of a series entitled and designated First Mortgage Bonds, 2-3/4% Series due 1980 (hereinafter called the bonds of the Fourth Series), in the aggregate principal amount of Five Million Dollars ($5,000,000); bonds of a series entitled and designated First Mortgage Bonds, 2-7/8% Series due 1980 (hereinafter called the bonds of the Fifth Series), in the aggregate principal amount of Six Million Dollars ($6,000,000); bonds of a series entitled and designated First Mortgage Bonds, 3-1/2% Series due 1983 (hereinafter called the bonds of the Sixth Series), in the aggregate principal amount of Fourteen Million Five Hundred Thousand Dollars ($14,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3 1/2% Series due November 1, 1983 (hereinafter called the bonds of the Seventh Series), in the aggregate principal amount of Five Million Seven Hundred Twenty-three Thousand Dollars ($5,723,000); bonds of a series entitled and designated First Mortgage Bonds, 3-1/4% Series due 1984 (hereinafter called the bonds of the Eighth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5-1/8% Series due 1987 (hereinafter called the bonds of the Ninth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.70% Series due 1989 (hereinafter called the bonds of the Tenth Series), in the aggregate principal amount of Twenty Million Dollars ($20,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.80% Series due 1991
(hereinafter called the bonds of the Eleventh Series), in the aggregate principal amount of Thirty-five Million Dollars ($35,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.45% Series due 1992 (hereinafter called the bonds of the Twelfth Series), in the aggregate principal amount of

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
Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.40% Series due 1992 (hereinafter called the bonds of the Thirteenth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.50% Series due 1993 (hereinafter called the bonds of the Fourteenth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.25% Series due 1997 (hereinafter called the bonds of the Fifteenth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 8.50% Series due 1975 (hereinafter called the bonds of the Sixteenth
Series), in the aggregate principal amount of Thirty Million Dollars ($30,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7.45% Series due 2002 (hereinafter called the bonds of the Seventeenth Series), in the aggregate principal amount of Sixty Million Dollars ($60,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.20% Series due 2004 (hereinafter called the bonds of the Eighteenth Series), in the aggregate principal amount of Fifty Million Dollars ($50,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.50% Series due 1982 (hereinafter called the bonds of the Nineteenth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.80% Series due 1980 (hereinafter called the bonds of the Twentieth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10.625% Series due 2000 (hereinafter called the bonds of the Twenty-first Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.45% Series A due 2007 (hereinafter called the bonds of the Twenty-second Series), in the aggregate principal amount of Thirteen Million Dollars ($13,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.45% Series B due 2007 (hereinafter called the bonds of the Twenty-third Series), in the aggregate principal amount of Thirty Million Dollars ($30,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6% Series A due 2008 (hereinafter called the bonds of the Twenty-fourth Series), in the aggregate principal amount of Thirty-four Million Dollars ($34,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.95% Series due 2004 (hereinafter called the bonds of the Twenty-fifth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12-1/8% Series due 2009 (hereinafter called the bonds of the Twenty-sixth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12-7/8% Series due 2000 (hereinafter called the bonds of the Twenty-seventh Series), in the aggregate principal amount of One Hundred Eighty-five Million Dollars ($185,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-3/8% Series due 1985 (hereinafter called the bonds of the Twenty-eighth Series), in the aggregate principal amount of Sixty Million Two Hundred Fifty Thousand Dollars ($60,250,000); bonds of a series entitled and designated First Mortgage Bonds, 16% Series due 1992 (hereinafter called the bonds of the Twenty-ninth Series), in the aggregate principal amount of One
Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12-3/4% Series due 2013 (hereinafter called the bonds of the Thirtieth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 13-1/2% Series due 2013 (hereinafter called the bonds of the Thirty-first Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 15% Series due 1994 (hereinafter called the bonds of the Thirty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12% Series due 1995 (hereinafter called the bonds of the Thirty-third Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 13-1/4% Series due 2007 (hereinafter called the bonds of the Thirty-fourth Series), in the aggregate principal amount of Fifty Million Dollars ($50,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11-1/2% Series due 2015 (hereinafter called the bonds of the Thirty-fifth Series), in the aggregate principal amount of One Hundred Fifty Million Dollars

($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11-1/2% Series due November 1, 2015 (hereinafter called the bonds of the Thirty-sixth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11% Series due 2016 (hereinafter called the bonds of the Thirty-seventh Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9-1/4% Series due 1996 (hereinafter called the bonds of the Thirty-eighth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 1996 (hereinafter called the bonds of the Thirty-ninth Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 2017 (hereinafter called the bonds of the Fortieth Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9-7/8% Series due 1997 (hereinafter called the bonds of the Forty-first Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-3/4% Series due 2017 (hereinafter called the bonds of the Forty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-3/4% Series due 2019 (hereinafter called the bonds of the Forty-third Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-1/4% Series due 2000 (hereinafter called the bonds of the Forty-fourth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10 1/4% Series due 2020 (hereinafter called the bonds of the Forty-fifth Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9-1/2% Series due 2021 (hereinafter called the bonds of the Forty-sixth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 2021 (hereinafter called the bonds of the Forty-seventh Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7-1/8% Series due 1997, in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000), and bonds of a series entitled and designated First Mortgage Bonds, 8-3/4% Series due 2024, in the aggregate principal amount of One Hundred Seventy-five Million Dollars ($175,000,000) (hereinafter collectively called the bonds of the Forty-eighth Series); bonds of a series entitled and designated First Mortgage Bonds, 7-5/8% Series due 1998, in the aggregate principal amount of One Hundred Million Dollars ($100,000,000), and bonds of a series entitled and designated First Mortgage Bonds, 8-1/8% Series due 2002, in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000) (hereinafter collectively called the bonds of the Forty-ninth Series); bonds of a series entitled and designated First Mortgage Bonds, 7-5/8% Series due 1999 (hereinafter called the bonds of the Fiftieth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 8% Series due 2025 (hereinafter called the bonds of the Fifty-first Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7-1/4% Series due 2023 (hereinafter called the bonds of the Fifty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5-7/8% Series due 2028 (hereinafter called bonds of the Fifty-third Series), in the aggregate principal amount of Twelve Million Eight Hundred Fifty Thousand Dollars ($12,850,000); bonds of a series entitled and designated First Mortgage Bonds, 5-7/8% Series due 2028 (hereinafter called bonds of the Fifty-fourth Series), in the aggregate principal amount of One Hundred Forty-one Million One Hundred Fifty Thousand Dollars ($141,150,000); bonds of a series entitled and designated First Mortgage Bonds, 5-1/2% Series due 2028 (hereinafter called bonds of the Fifty-fifth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5-3/4% Series due 2000 (hereinafter called bonds of the Fifty-sixth Series) in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6-5/8% Series due 2004 (hereinafter called bonds of the Fifty-seventh Series) in the aggregate principal amount of One
Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, Senior Note Series A (hereinafter called bonds of the Fifty-eighth Series) in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); and bonds of a series entitled and designated First Mortgage Bonds, Senior Note Series B (hereinafter called bonds of the Fifth-ninth Series) in the aggregate principal amount of Fifty Million Dollars ($50,000,000); and

     WHEREAS, said The Bank of New York, by an instrument in writing, effective on the opening of business on September 29, 1995, succeeded to Bank of America National Trust and Savings Association as Trustee under the Mortgage; and, pursuant to Section 104 of the Mortgage, The Bank of New York is the successor Trustee under the Mortgage; and

     WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than bonds of the First Series) issued thereunder shall be established by Resolution of the Board of Directors of the Company and that the form of each series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

     WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the Lien of the Mortgage shall be situated; and

     WHEREAS, the Company now desires to create a new series of bonds to be issued under and pursuant to the Mortgage in accordance with the provisions of
Article VI thereof, and to add to its covenants and agreements contained in the Mortgage, as heretofore supplemented and amended, certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage, as heretofore supplemented and amended; and

     WHEREAS, the Company has entered into a Loan Agreement, dated as of November 1, 2002 (as amended from time to time, the "Loan Agreement") between the Company and Maricopa County, Arizona Pollution Control Corporation (the "Issuer"), and the Issuer has issued the Maricopa County, Arizona Pollution Control Corporation Pollution Control Revenue Refunding Bonds (Arizona Public Service Company Palo Verde Project) 2002 Series A in the aggregate principal amount of $90,000,000 (the "Series A Pollution Control Bonds") under that certain Indenture of Trust, dated as of November 1, 2002 (as amended from time to time, the "Maricopa Indenture") between the Issuer and The Bank of New York, as Trustee (together with its successors in such capacity, the "Maricopa Trustee");

     WHEREAS, the Company has agreed to issue Ninety Million ($90,000,000) in aggregate principal amount of its 5.05% Senior Notes (Maricopa 2002 Series A) due 2029 (the "Series A Senior Notes") in support of the Series A Pollution

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
Control Bonds, pursuant to the provisions of the Indenture dated as of November 15, 1996 (the "Senior Note Indenture"), between the Company and The Bank of New York, as trustee (said trustee or any successor trustee under the Senior Note
Indenture being hereinafter referred to as the "Senior Note Trustee"), as supplemented by the First Supplemental Indenture, dated as of November 15, 1996, the Second Supplemental Indenture dated as of April 1, 1997, and the Third Supplemental Indenture dated as of November 1, 2002, between the Company and the Senior Note Trustee; and

     WHEREAS, in order to secure the Company's obligation to pay principal and interest on the Series A Senior Notes prior to the Release Date (as hereinafter defined), the Company desires to provide for the issuance under the Mortgage to the Senior Note Trustee of a new series of bonds designated "First Mortgage Bonds, Senior Note Series C," having the same rate of interest, interest payment dates, maturity date and redemption provisions and in the same aggregate principal amount as the Series A Senior Notes; and

     WHEREAS, the execution and delivery by the Company of this Fifty-sixth Supplemental Indenture, and the terms of the bonds of the Sixtieth Series hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors;

     NOW THEREFORE, THIS INDENTURE WITNESSETH: That Arizona Public Service Company, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustee and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time heretofore, herewith or hereafter issued under the Mortgage, according to their tenor and effect, and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modifications made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage and to the liens permitted by Section 36 of the Mortgage) unto The Bank of New York, as Trustee under the Mortgage, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all the properties of the Company described in the Mortgage, as heretofore supplemented and amended (except any properties which have been released from the Lien of the Mortgage), and all the properties specifically described in Article V hereof.

     Also all other property, real, personal and mixed, of the kind or nature specifically mentioned in Article V hereof or of any other kind or nature (except any herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted and except any which may not lawfully be mortgaged or pledged hereunder), now owned or, subject to the provisions of subsection (I) of Section 87 of the Mortgage, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Fifty-sixth Supplemental Indenture) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts, and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and equipment thereof; all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture and chattels; all franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to public or private property, real or personal, or the occupancy of such property and (except as herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted) all the right, title and interest the Company may now have or hereafter acquire in and to any and all property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented and amended, described.

     TOGETHER WITH all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforementioned property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and
profits  thereof,  and  all  the  estate,   right,  title,  interest  and  claim
whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforementioned property and franchises and every part and parcel thereof.

     IT IS HEREBY AGREED by the Company that, subject to the provisions of subsection (I) of Section 87 of the Mortgage and to the extent permitted by law, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted, shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the Lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

     PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Fifty-sixth Supplemental Indenture and from the Lien and operation of the Mortgage, viz.: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business; fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; construction equipment acquired for temporary use; all aircraft, tractors, rolling stock, trolley coaches, buses, motor coaches, automobiles, motor trucks and other vehicles and materials and supplies held for the purpose of repairing or replacing (in whole or part) any of the same; all timber, minerals, mineral rights and royalties and all Natural Gas and Oil Production Property, as defined in Section 4 of the Mortgage; (3) bills, notes and accounts receivable, judgments, demands and chooses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may be or become subject to the Lien of the Mortgage; (5) electric energy, gas, steam, ice and other materials or products generated, manufactured, produced, purchased or acquired by the Company for sale, distribution or use in the ordinary course of its business; and (6) the Company's franchise to be a corporation; PROVIDED, HOWEVER, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and

Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.

     TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto The Bank of New York, the Trustee, and its successors and assigns forever.

     IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented and amended.

     AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as supplemented and amended, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage and had been specifically and at length described in and conveyed to said Trustee by the Mortgage as a part of the property therein stated to be conveyed.

     The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:

                                   ARTICLE I.
                            SIXTIETH SERIES OF BONDS.

     SECTION 1. There shall be a series of bonds designated "First Mortgage Bonds, Senior Note Series C" (hereinafter sometimes referred to as the "Sixtieth Series" or the "Senior Note Series C Bonds"), limited to the aggregate principal amount of $90,000,000, each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter specified in this Supplemental Indenture. Bonds of the Sixtieth Series shall be dated as provided in Section 10 of the Mortgage; shall mature, subject to the provisions for prior redemption hereinafter set forth, on May 1, 2029; shall be issued as a single fully registered bond, and shall be registered in the name of the Senior Note Trustee; and shall bear interest from November 1, 2002 or from the most recent Interest Payment Date (as defined below) to which interest has been paid at the rate of 5.05% per annum (calculated on the basis of a 360-day year of twelve 30-day months), payable on May 1 and November 1 of each year (each an "Interest Payment Date"), commencing May 1, 2003, to the holders thereof of record on the April 15 or October 15, as the case may be, next preceding such Interest Payment Date (subject to the provisions of Section 12 of the Mortgage concerning legal holidays and bank closings), and the principal of and interest on, or other amounts, if any, payable upon redemption of, each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as, at the time of payment, is legal tender for public and private debts.

     Notwithstanding the above, to the extent required in Section 4.2 of the Loan Agreement at any time, all payments of interest on an Interest Payment Date and of principal on the maturity date of the Senior Note Series C Bonds will be due and payable not less than two (2) Business Days (as defined in the Maricopa Indenture) prior to each such Interest Payment Date and such maturity date.

     The Company shall have no obligation to make payments with respect to the principal and/or interest on the Senior Note Series C Bonds unless and until, and only to the extent that, payments shall be due and payable pursuant to the Series A Senior Notes, and the Company's obligation to make payments with respect to the principal and/or interest on the Senior Note Series C Bonds shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the corresponding amount of principal of and/or interest then due on the Series A Senior Notes shall have been fully or partially paid, as the case may be, or there shall have been deposited with the Senior Note Trustee pursuant to Section 501, Section 1103, or Section 1205 of the Senior Note Indenture trust funds sufficient under the provisions of said Sections to fully or partially pay, as the case may be, the corresponding amount of principal and/or interest then due on the Series A Senior Notes.

     SECTION 2. Upon payment of the principal of and interest due on the Series A Senior Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Section 501 or Section 1402 of the Senior Note Indenture, Senior Note Series C Bonds in a principal amount equal to the principal amount of Series A Senior Notes so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Senior Note Series C Bonds shall be surrendered to and cancelled by the Trustee. From and after such date as all bonds issued under the Mortgage (other than Senior Note First Mortgage Bonds, as such term is defined in the Senior Note Indenture) have been retired through payment, redemption, or otherwise at, before or after maturity thereof (the "Release Date"), the Senior Note Series C Bonds shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, subject to the conditions of Section 407 of the Senior Note Indenture, the Senior Note Series C Bonds shall be surrendered to and cancelled by the Trustee.

     SECTION 3. Bonds of the Sixtieth Series shall be held by the Senior Note Trustee and shall not be transferable except to its permitted successors and assigns. The Senior Note Trustee, as the holder of the Senior Note Series C Bonds, shall attend meetings of bondholders under the Mortgage or deliver its proxy in connection therewith. Either at such meeting, or otherwise when the consent of the holders of the Senior Note Series C Bonds is sought without a meeting, the Senior Note Trustee shall vote as the holder of the Senior Note Series C Bonds, or shall consent with respect thereto; provided, however, that the Senior Note Trustee shall not vote in favor of, or consent to, any modification of the Mortgage which is correlative to a modification of the Maricopa Indenture or the Loan Agreement which would require the approval of owners of Series A Pollution Control Bonds without the approval of the owners of Series A Pollution Control Bonds which would be required for such correlative modification of such Maricopa Indenture or Loan Agreement.

                                   ARTICLE II.
          REDEMPTION OF SENIOR NOTE SERIES C BONDS AND OTHER PROVISIONS

     The Senior Note Series C Bonds shall be redeemed, in whole or in part, from time to time, on the date on which a corresponding principal amount of Series A Senior Notes is redeemed as provided in the Senior Note Indenture upon the Senior Note Trustee's notification of the Trustee of such redemption, at a redemption price equal to the redemption price of such Series A Senior Notes being so redeemed. Any such notice shall be received by the Trustee no later than 5 days prior to any redemption date fixed for the Senior Note Series C Bonds to be redeemed and shall specify the principal amount of such Senior Note Series C Bonds to be redeemed, the redemption date, and the amount of accrued interest to be paid thereon. The Company shall deposit in trust with the Trustee on the redemption date an amount of money sufficient to pay the principal amount plus accrued interest, if any, on the Senior Note Series C Bonds to be redeemed. Upon presentation to the Trustee of any Senior Note Series C Bonds by the Senior Note Trustee for payment under this Article II, such Senior Note Series C Bonds so presented shall be redeemed and paid in full to the extent so redeemed.

     In the event the principal of all Series A Senior Notes is declared due and payable or becomes automatically due and payable pursuant to Section 602 of the Senior Note Indenture, upon the filing with the Trustee of a written demand for the acceleration of the payment of principal of all Senior Note Series C Bonds, the payment of principal on all Senior Note Series C Bonds shall become immediately due and payable and the Trustee shall provide to the Senior Note Trustee an irrevocable, valid and unconditional notice of acceleration of all Senior Note Series C Bonds.

     Redemption of the Senior Note Series C Bonds shall be effected, without further notice by the Company to the Trustee, by the payment by the Company of the applicable redemption price specified in this Article II at the place specified for payment of principal of and interest on such bonds.

     The Senior Note Series C Bonds will not be subject to prepayment or redemption prior to maturity except as provided herein, notwithstanding the provisions of Section 39 or Section 64 of the Mortgage, or with "Proceeds of Released Property," as defined in the Mortgage.

     The Senior Note Series C Bonds will not be subject to any sinking fund.

     The Company covenants and agrees that, prior to Release Date, it will not take any action (except as required by this Article II hereof) that would cause the outstanding principal amount of the Senior Note Series C Bonds to be less than the then outstanding principal amount of the Series A Senior Notes.


                                  ARTICLE III.
             REPLACEMENT FUND PROVISIONS -- OTHER RELATED PROVISIONS OF THE MORTGAGE -- DIVIDEND COVENANT -- RECORD DATES --
                              AUTHENTICATING AGENT.

     SECTION 4. The Company covenants that the provisions of Section 39 of the Mortgage, which were to remain in effect so long as any bonds of the First Series remained Outstanding, shall remain in full force and effect so long as any bonds of the Sixtieth Series are Outstanding.

     Clause (d) of subsection (II) of Section 4 of the Mortgage, as heretofore amended, clause (6) and clause (e) of Section 5 of the Mortgage, as heretofore amended, and Section 29 of the Mortgage, as heretofore amended, are hereby further amended by inserting therein the words "and Sixtieth Series" after the words "bonds of the First Series and Second Series and Third Series and Fourth Series and Fifth Series and Sixth Series and Seventh Series and Eighth Series and Ninth Series and Tenth Series and Eleventh Series and Twelfth Series and Thirteenth Series and Fourteenth Series and Fifteenth Series and Sixteenth Series and Seventeenth Series and Eighteenth Series and Nineteenth Series and
Twentieth  Series  and  Twenty-first   Series  and   Twenty-second   Series  and
Twenty-third  Series  and  Twenty-fourth  Series  and  Twenty-fifth  Series  and
Twenty-sixth Series and Twenty-seventh Series and Twenty-eighth Series and Twenty-ninth Series and Thirtieth Series and Thirty-first Series and
Thirty-second Series and Thirty-third Series and Thirty-fourth Series and Thirty-fifth Series and Thirty-sixth Series and Thirty-seventh Series and Thirty-eighth Series and Thirty-ninth Series and Fortieth Series and Forty-first Series and Forty-second Series and Forty-third Series and Forty-fourth Series and Forty-fifth Series and Forty-sixth Series and Forty-seventh Series and Forty-eighth Series and Forty-ninth Series and Fiftieth Series and Fifty-first Series and Fifty-second Series and Fifty-third Series and Fifty-fourth Series and Fifty-fifth Series and Fifty-sixth Series, and Fifty-seventh Series and Fifty-eighth Series and Fifty-ninth" each time such words occur therein.

     Clause (e) of subsection (II) of Section 4 of the Mortgage, as heretofore amended, is hereby further amended by the insertion therein after the words "and Fifty-ninth" the words "and Sixtieth."

     The last paragraph of Section 12 of the Mortgage, as heretofore amended, the last paragraph of Section 17 of the Mortgage, as heretofore amended, and the last paragraph of Section 110 of the Mortgage, as heretofore amended, are hereby amended by inserting therein the words "or the Sixtieth Series" after the words "Fifty-ninth Series" each time such words occur therein.

                                   ARTICLE IV.
                            MISCELLANEOUS PROVISIONS.

     SECTION 5. The terms defined in the Mortgage, as supplemented and amended, shall, for all purposes of this Fifty-sixth Supplemental Indenture, have the meanings specified therein, except that the term "Mortgage" shall mean only the original Mortgage and Deed of Trust, dated as of July 1, 1946; the term "Mortgage, as heretofore supplemented and amended" shall mean the Mortgage, as supplemented and amended by the First through Fifty-fifth Supplemental Indentures hereinabove referred to; and the term "Mortgage, as supplemented and amended," shall mean the Mortgage, as supplemented and amended by the First through Fifty-fifth Supplemental Indentures hereinabove referred to and as supplemented and amended by this Fifty-sixth Supplemental Indenture and any future supplemental indentures.

     SECTION 6. The Trustee hereby accepts the trusts herein declared, provided, created, supplemented or amended and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented and amended, set forth and upon the following terms and conditions:

     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifty-sixth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVII of the Mortgage shall apply to and form part of this Fifty-sixth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Fifty-sixth Supplemental Indenture.

     SECTION 7. Whenever in this Fifty-sixth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Fifty-sixth Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

     SECTION 8. Nothing in this Fifty-sixth Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Fifty-sixth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Fifty-sixth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto and of the holders of the bonds Outstanding under the Mortgage.

     SECTION  9.  This  Fifty-sixth   Supplemental  Indenture  may  be  executed
simultaneously in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                   ARTICLE V.
                        SPECIFIC DESCRIPTION OF PROPERTY.

     SECTION 10. CERTAIN REAL PROPERTY LOCATED IN:

                                  APACHE COUNTY

                            EAST HOLBROOK SUBSTATION

PARCEL NO. 1:

That certain parcel of land situated in the Southwest quarter of Section 20, Township 19 North, Range 24 East of the Gila and Salt River Base and Meridian, Apache County, Arizona, being more particularly described as follows:

COMMENCING at the axle that marks the Southwest corner of Section 20, from whence the axle that marks the West quarter corner of Section 20 bears North 00 degrees 18 minutes 08 seconds West, a distance of 2639.33 feet;

thence  North 00 degrees 08 minutes 18 seconds  West along the West line of said
Section 20, a distance of 2087.82 feet;

thence departing the West Section line on a bearing of South 89 degrees 34 minutes 38 seconds East, a distance of 328.67 feet to the TRUE POINT OF BEGINNING;

thence continuing on a bearing of South 89 degrees 34 minutes 38 seconds East, a distance of 250.00 feet;

thence South 00 degrees 25 minutes 22 seconds West, a distance of 250.00 feet;

thence North 89 degrees 34 minutes 38 seconds West, a distance of 250.00 feet;

thence North 00 degrees 25 minutes 22 seconds East, a distance of 250.00 feet to the TRUE POINT OF BEGINNING.

                                 COCONINO COUNTY

                               RED LAKE SUBSTATION

The following described land situate in Coconino County, Arizona, being a portion of the Southwest Quarter of Section 15, Township 23 North, Range 2 East of the Gila and Salt River Base and Meridian, more particularly described as follows:

COMMENCING at the "P-K" nail in a concrete fence corner footing, locally accepted as the Southwest corner of said Section 15, from whence the 1" pipe in a stone circle that marks the South Quarter corner of said Section bears South 87(degree)59'34" East, 2574.88 feet distant;

THENCE North 36(degree)17'16" East, a distance of 602.19 feet to the TRUE POINT OF BEGINNING;

THENCE North 01(degree)09'03" East, a distance of 291.53 feet;

THENCE South 88(degree)50'58" East, a distance of 300.00 feet;

THENCE South 01(degree)09'03" West, a distance of 300.00 feet;

THENCE North 88(degree)50'58" West, a distance of 249.94 feet;

THENCE North 79(degree)14'50" West, a distance of 50.77 feet to the TRUE POINT OF BEGINNING.

TOGETHER WITH a release, transfer and quit-claim of all right, title, privilege and claim of Grantor in and to all minerals (surface and subsurface) which may be owned by him and which are appurtenant to the aforedescribed lands.

TOGETHER with all improvements thereon located.

                                 MARICOPA COUNTY

                              ALEXANDER SUBSTATION

A portion of the South half of Section 25, Township 3 North, Range 2 East, Gila and Salt River Meridian, Maricopa County, Arizona, lying south of the Arizona Canal more particularly described as follows:

Commencing at the South Quarter corner of said Section 25, said point being a brass cap in handhole, thence coincident with the mid-section line, North 00(degree) 29' 36" East 1666.94 feet to the True Point of Beginning of the parcel herein described.

Thence leaving said mid-section line South 55(degree) 53'23" West 8.36' to an iron bar with SRP cap stamped LS15925,

Thence North 38(degree) 36' 25" West 231.40 feet to the North line of a parcel of land described in Docket 265, Page 90 Maricopa County records and an iron bar with SRP cap stamped LS 15925,

Thence coincident with the North line of said Docket 265, Page 90, North 510 15'14" East 125.27 feet to an iron bar with SRP cap stamped LS 15925 and the beginning of an non tangent curve, concave to the South having a radius of
380.00 feet and to which beginning a radial line bears North 27(degree) 42' 18" West;

Thence easterly 81.70 feet along said curve through a central angle of 12(degree) 19' 08" to an iron bar with SRP cap stamped LS 15925

Thence South.10(degree)44' 49" East 37.36 feet to an iron bar with SRP cap stamped LS15925,

Thence North 81(degree)46' 03" East 70.88 feet to an iron bar with SRP cap stamped LS 15925,

Thence North 13(degree) 21' 24" West 39.83 feet to an iron bar with SRP cap stamped LS 15925 and the beginning of a non tangent curve, concave to the south having a radius of 380 feet and to which beginning a radial line bears North 04(degree) 58' 04" West;

Thence easterly 149.84 feet along said curve through a central angle of 22(degree) 35' 34" to an iron bar with SRP cap stamped LS15925,

Thence South 72(degree)22' 30" East 274.22 feet to an iron bar with SRP cap stamped LS 15925,

Thence South 53(degree)04'37" East 8.00 feet to an iron bar with SRP cap stamped LS15925,

Thence South 72(degree)35' 22" East 119.70 feet to an iron bar with SRP cap stamped LS 15925,

Thence South 61(degree)24' 41" West 52.21 feet to an iron bar with SRP cap stamped LS15925,

Thence North 78(degree)18' 39" West 75.52 feet to an iron bar with SRP cap stamped LS15925,

Thence South 61(degree)24' 41" West 542.37 feet to an iron bar with SRP cap stamped LS15925,

Thence North 00(degree)29' 36" East 129.40 feet to an iron bar with SRP cap stamped LS15925,

Thence South 56(degree) 15' 21" West 30.24 feet to the true point of beginning.

                              ARROWHEAD SUBSTATION

PARCEL NO. 1:

That part of the Southeast quarter of Section 23, Township 4 North, Range 1 East of the Gila and Salt River Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the South quarter corner of said Section 23;

THENCE South 89 degrees 53 minutes 33 seconds East, along the South line of the Southeast quarter of said Section 23, a distance of 740.00 feet;

THENCE North 00 degrees 05 minutes 41 seconds East, departing said South line, a distance of 70.00 feet to the Southwest corner of a 20.00 foot wide Electric Utility Easement, recorded in Document No. 94-0809353, Maricopa County Records;

THENCE North 89 degrees 53 minutes 33 seconds West, a distance of 120.00 feet the True Point of Beginning;

THENCE  continuing  North 89 degrees 53 minutes 33 seconds  West,  a distance of
250.00 feet;

THENCE North 00 degrees 05 minutes 41 seconds East, a distance of 250.00 feet;

THENCE South 89 degrees 53 minutes 33 seconds East, a distance of 250.00 feet;

THENCE South 00 degrees 05 minutes 41 seconds West, a distance of 250.00 feet to the True Point of Beginning.

PARCEL NO. 2:

A 20.00 foot Electric Utility Easement (Extension) over the following described property:

That part of the Southeast quarter of Section 23, Township 4 North, Range 1 East of the Gila and Salt River Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the South quarter corner of said Section 23;

THENCE south 89 degrees 53 minutes 33 seconds East, along the South line of the Southeast quarter of said Section 23, a distance of 740.00 feet;

THENCE North 00 degrees 05 minutes 41 seconds East, departing said South line, a distance of 70.00 feet to the Southwest corner of a 20.00 foot wide Electric Utility Easement, recorded in Document No. 94-0809353, Maricopa County Records, said point being the True Point of Beginning;

THENCE North 89 degrees 53 minutes 33 seconds West, a distance of 120.00 feet to the Southeast corner of the proposed boundary of an Arizona Public Service Sub-station site;

THENCE North 00 degrees 05 minutes 41 seconds East, along the East boundary of said Sub-station site, a distance of 20.00 feet;

THENCE South 89 degrees 53 minutes 33 seconds East, departing said proposed boundary, a distance of 120.00 feet to the Northwest corner of said Electric Utility Easement;

THENCE South 00 degrees 05 minutes 41 seconds West, along the West boundary of said Electric Utility Easement, a distance of 20.00 feet to the True Point of Beginning.

PARCEL NO. 3:

A 20.00 foot Ingress and Egress Easement over the following described property;

That part of the Southeast quarter of Section 23, Township 4 North, Range 1 East of the Gila and Salt River Meridian, Maricopa County, Arizona, more particularly described as follows:

A 20.00 foot easement being 10.00 feet each side of the following described centerline;

COMMENCING at the Southeast corner of said Section 23;

THENCE North 00 degrees 18 minutes 23 seconds East, along the East line of the Southeast quarter of said Section 23, a distance of 1,571.94 feet;

THENCE North 89 degrees 41 minutes 37 seconds West, a distance of 55.00 feet to a point on the Westerly right of way of "75th Avenue," said point being the True Point of Beginning;

THENCE continuing North 89 degrees 41 minutes 37 seconds West, departing said Westerly right-of-way, a distance of 168.09 feet to the beginning of a tangent curve of 50.00 foot radius, concave Southeasterly;

THENCE Southwesterly, along said curve, through a central angle of 103 degrees 43 minutes 28 seconds, a distance of 90.52 feet to the beginning of a tangent compound curve of 1,682.00 foot radius, concave Northeasterly;

THENCE Southeasterly, along said curve, through a central angle of 05 degrees 51 minutes 26 seconds, a distance of 171.94 feet to the beginning of a tangent reverse curve of 604.00 foot radius, concave Northwesterly;

THENCE Southwesterly, along said curve, through a central angle of 125 degrees 23 minutes 38 seconds, a distance of 1,321.88 feet to the beginning of a tangent reverse curve of 1,650.00 foot radius, concave Southwesterly;

THENCE Northwesterly, along said curve, through a central angle of 31 degrees 26 minutes 46 seconds, a distance of 905.58 feet to the beginning of a tangent reverse curve of 285.00 foot radius, concave Northeasterly;

THENCE Northwesterly, along said curve, through a central angle of 44 degrees 14 minutes 21 seconds, a distance of 220.05 feet to the beginning of a tangent reverse curve of 95.00 foot radius, concave Southeasterly;

THENCE Southwesterly, along said curve, through a central angle of 76 degrees 39 minutes 20 seconds, a distance of 127.10 feet;

THENCE South 43 degrees 15 minutes 22 seconds West, a distance of 74.02 feet to the beginning of a tangent curve of 62.50 foot radius, concave Southeasterly;

THENCE Southwesterly, along said curve, through a central angle of 42 degrees 15 minutes 22 seconds, a distance of 46.09 feet;

THENCE South 00 degrees 00 minutes 00 seconds East, a distance of 158.20 feet to a point on the proposed North boundary of an Arizona Public Service Sub-station site, said point being the terminus of said easement.

                            BISCUIT FLATS SUBSTATION

That portion of the South half of Section 26, Township 5 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at a point on the North-South mid-section line of said Section 26 that lies North 00 degrees 01 minutes 41 seconds East record (North 00 degrees 01 minutes 31 seconds East measured), a distance of 1671.16 record (1671.14 measured) feet from the South quarter corner of said Section 26;

thence departing said mid-section line South 89 degrees 39 minutes 32 seconds West and parallel to the South line of the Southwest quarter of said Section 26, a distance of 869.84 record (868.38 measured) feet to the Southerly line of Tract No. GR-10-6 in the Central Arizona Project Canal Right-of-Way as described in Docket 11522, page 436, records of said county;

thence North 44 degrees 27 minutes 45 seconds East record (North 44 degrees 27 minutes 48 seconds East measured) along said Southerly line 203.94 feet to the True Point of Beginning;

thence continuing North 44 degrees 27 minutes 45 seconds East record (North 44 degrees 27 minutes 48 seconds East measured) along said Southerly line 89.91 feet to the beginning of a curve concave to the Southeast having a radius of 1282.14 feet;

thence Northeasterly along said curve and said Southerly line through a central angle of 14 degrees 48 minutes 56 seconds record (14 degrees 49 minutes 17 seconds measured), an arc distance of 331.54 record (331.67 measured) feet;

thence departing said Southerly line North 80 degrees 04 minutes 45 seconds record (North 80 degrees 04 minutes 28 seconds East measured), along said Southerly boundary of Tract No. GR-10-6A of the Central Arizona Project Canal Right-of-Way as described in Docket 11827, page 1263, records of said county
670.13 record (668.89 measured) feet, more or less, to a point on the Westerly right-of-way of Interstate 17 according to Book 542 of Deeds, page 471, records of said county;

thence South 09 degrees 55 minutes 45 seconds East record (South 09 degrees 55 minutes 32 seconds East measured), along said right-of-way a distance of 278.16 feet;

thence departing said right-of-way South 83 degrees 55 minutes 20 seconds West, a distance of 1035.80 feet to the True Point of Beginning.

                               BUCKEYE SUBSTATION

That portion of the Southeast quarter of the Southeast quarter of Section 7, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, lying South of the following described line:

BEGINNING at a point on the East line of said Section 7, which point bears North 0 degrees 31 minutes 52 seconds East, 690 feet from the Southeast corner thereof;

thence North 82 degrees 35 minutes 18 seconds West 2317.38 feet to the Point of Ending;

EXCEPT the following described part of said Section 7:

BEGINNING at a point on the South line of the Southeast quarter 430.8 feet West of the Southeast corner;

thence Northerly, parallel to the East line of the Southeast quarter 315.5 feet;

thence Easterly, parallel to the South line of the Southeast quarter, 160 feet;

thence Northerly, parallel to the East line, 400 feet;

thence Westerly, parallel to the South line, 400 feet;

thence Southerly parallel to the East line, 400 feet;

thence Easterly, parallel to the South line, 140 feet;

thence Southerly, parallel to the East line, 315.5 feet;

thence Easterly, along the South line, 100 feet to the Point of Beginning.

                                COLTER SUBSTATION

PARCEL NO. 1:

That part of the Southwest quarter of the Southwest quarter of Section 24, Township 2 North, Range 1 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the Southwest corner of said Section 24;

Thence  North 00 degrees 12 minutes 23 seconds  West along the West line of said
Section 24, a distance of 950.24 feet to the North line of the South 950.00 feet of said Southwest quarter of the Southwest quarter of Section 24;

Thence South 88 degrees 55 minutes 39 seconds East along said North line, a distance of 55.01 feet to a point on a line which is parallel with and 55.00 feet East of the said West line of Section 24, said point being the TRUE POINT OF BEGINNING;

Thence  North 00 degrees 12 minutes 23 seconds  West along said  parallel  line,
273.78 feet;

Thence South 89 degrees 03 minutes 57 seconds East, 26.19 feet;

Thence North 00 degrees 12 minutes 23 seconds West, 18.13 feet to a point on a line that is parallel with and 60.00 feet South of the North line of said Southwest quarter of the Southwest quarter of Section 24;

Thence  South 89 degrees 03 minutes 57 seconds  East along said  parallel  line,
343.88 feet to the East line of the West 425.00 feet of said Southwest quarter of the Southwest quarter of Section 24;

Thence South 00 degrees 12 minutes 23 seconds East along said East line, 292.80 feet to the said North line of the South 950.00 feet of the Southwest quarter of the Southwest quarter of Section 24;

Thence North 88 degrees 55 minutes 39 seconds West along said line, 370.09 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 2:

An easement for ingress and egress as set forth in instruments recorded in Document No. 89222578 and in Document No. 92545550 records of Maricopa County, Arizona, over the following described property:

That part of the Southwest quarter of the Southwest quarter of Section 24, Township 2 North, Range 1 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 24;

Thence North 00 degrees 12 minutes 23 seconds West, along the West line of said Section, 1302.02 feet to a point on the North line of said Southwest quarter of the Southwest quarter of Section 24;

Thence South 89 degrees 03 minutes 57 seconds East along said North line, 55.01 feet to a point on a line which is parallel with and 55.00 feet East of the said West line of said Section 24, said point being the TRUE POINT OF BEGINNING;

Thence  South 89 degrees 03 minutes  57  seconds  East,  along said North  line,
370.08 feet;

Thence South 00 degrees 12 minutes 23 seconds East, 60.01 feet, said point being on a line that is parallel with and 60.00 feet South of the North line of said Southwest quarter of the Southwest quarter of Section 24;

Thence North 89 degrees 03 minutes 57 seconds  West,  along said  parallel  line
370.08 feet, to a point being on a line that is parallel with and 55.00 feet East of the West line of said Section 24;

Thence North 00 degrees 12 minutes 23 seconds West along said parallel line a distance of 60.01 feet to the TRUE POINT OF BEGINNING.

                               DOWNING SUBSTATION

A portion of Tract 21 of State Plat No. 16, core South, recorded in Book 324, Page 50 of Maps, Maricopa County Recorders Office in Section 36, Township 4 North, Range 4 East, Gila and Salt River Meridian, Maricopa County, Arizona, and being more particularly described as follows: Commencing at the East quarter corner of said Section 36, from whence the Northeast corner of said Section 36 bears N00(degree)01'37"W, (basis of bearings), a distance of 2640.50 ft; thence N00(degree)01'37"W, along the east line of said Section 36, a distance of 847.91 ft; thence N36(degree)08'59"W, a distance of 728.73 ft to the true point of beginning; thence continuing N36 '08'59"W, a distance of 400.00 ft; thence S53(degree)51'01 "W, a distance of 300.00 ft; thence S36(degree)08'59"E, a distance of 400.00 ft; thence N53(degree)51'01 "E, a distance of 300.00 ft to the true point of beginning.

Total 2.75 acres more or less.

                               FLYING E SUBSTATION

A portion of the Southwest quarter of Section 9, Township 7 North, Range 5 West of the Gila and Salt River Meridian, Maricopa County, Arizona, more particularly described as follows:

Commencing at the Center of Section 9-(2 inch aluminum cap RLS 24514);

THENCE North 89 degrees 54 minutes 33 seconds West along the North line of the Southwest quarter of said Section 9 a distance of 880.72 feet to the True Point of Beginning of said Parcel;

THENCE continuing North 89 degrees 54 minutes 33 second West along the North line of the Southwest quarter of said Section 9 a distance of 400.00 feet;

THENCE South 00 degrees 03 minutes 56 seconds West a distance of 278.70 feet to a point on the Northerly Right of Way of U.S. Highway 60;

THENCE South 89 degrees 15 minutes 50 seconds East along the Northerly Right of Way. of U.S. Highway 60 a distance of 400.00 feet;

THENCE North 00 degrees 04 minutes 16 seconds East a distance of 283.21 feet to the True Point Beginning.

                               HATFIELD SUBSTATION

The South 330 feet of the West half of the Southwest quarter of the Northwest quarter of the Northeast quarter of Section 8, Township 4 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, AZ.

                           HEDGEPATH HILLS SUBSTATION

The North half of Lot 2, Section 7, Township 4 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

EXCEPT that part lying North of the following described line:

BEGINNING at a point on the West line of said Lot 2 which bears South 00 degrees 10 minutes East a distance of 446.24 feet from the Northwest corner thereof; thence North 86 degrees 04 minutes East a distance of 1026.53 feet to a point on the East line of said Lot 2 which bears South 00 degrees 11 minutes East, a distance of 383.93 feet from the Northeast corner thereof.

                             MISTY WILLOW SUBSTATION

The South 290 feet of the East 290 feet of the Northwest quarter of Section 8, Township 4 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

Except the East 40 feet; and

Except the South 40 feet; and

Except an undivided 1/16 of all oil, gases, and other hydrocarbon substances, coal, stone, metals, minerals, fossils and fertilizer of every name and description and except all uranium, thorium, or any other material which is or may be determined by the laws of the State of Arizona, the United States of America, or decisions of courts to be peculiarly essential to the production of fissionable materials, whether or not of commercial value, as reserved in
Section 37-231 Arizona Revised Statutes

                              NEW RIVER SUBSTATION

The South 120 feet of the North half of Lot 4, of Section 26, Township 7 North, Range 2 East, of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

EXCEPT all coal, oil, gas, and other mineral deposits as reserved unto the United States of America in the Patent of said land.

                                STOUT SUBSTATION

Being a portion of the South three quarters of the West half of the West half of the Southwest quarter of the Northeast quarter of Section 12, Township 4 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, being more particularly described as follows:

COMMENCING at the Northwest corner of said Southwest quarter;

Thence South 00 degrees 07 minutes 32 seconds East along the West line of said West half 331.46 feet to a point on the North line of said South three quarters;

Thence South 89 degrees 42 minutes 22 seconds East along said North line 30.00 feet to the POINT OF BEGINNING;

Thence continuing South 89 degrees 42 minutes 22 seconds East along said North line 304.59 feet to a point on the East line of said West half; Thence South 00 degrees 08 minutes 09 seconds East along said East line 286.01 feet;

Thence North 89 degrees 42 minutes 22 seconds West along a line parallel with the North line of said South three quarters 304.64 feet to a point on a line
30.00 feet East of and parallel with the West line of said West half;

Thence  North 00 degrees 07 minutes  32 seconds  West along said  parallel  line
286.01 feet to the POINT OF BEGINNING.

                                WATSON SUBSTATION

A parcel of land situate in a portion of the Southeast quarter of Section 10, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona more particularly described as follows:

Commencing at the Southeast corner of said Section 10 from which the South quarter corner of said Section 10 bears South 89 degrees 27 minutes 57 seconds West, a distance of 2626.67 feet;

Thence South 89 degrees 27 minutes 57 seconds West, along the Southerly line of the Southeast quarter of said Section 10, a distance of 912.51 feet;

Thence North 00 degrees 33 minutes 32 seconds West, a distance of 65.00 feet to the true point of beginning;

Thence South 89 degrees 27 minutes 57 seconds West, along a line 65.00 feet northerly of and parallel with said southerly line, a distance of 209.34 feet;

Thence North 00 degrees 33 minutes 32 seconds West, a distance of 220.00 feet;

Thence North 89 degrees 27 minutes 57 seconds East, along a line 285.00 feet northerly of and parallel with said southerly line, a distance of 209.34 feet;

Thence South 00 degrees 33 minutes 32 seconds East, a distance of 220.00 feet to the true point of beginning.

                              WILDFLOWER SUBSTATION

The South 704.51 feet of the South half of the West 330 feet of the East half of the East half of the Southwest quarter of Section 6, Township 1 North, Range 1 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

EXCEPT that portion, if any, lying within the West 660 feet of the East half of the Southwest quarter of Section 6; and

EXCEPT that portion, if any, lying within the East half of the East half of the East half of the Southwest quarter of Section 6.

                            WEST PHOENIX POWER PLANT

     All real and personal property that are part of the West Phoenix Power Plant, including all such property repurchased by the Company at the end of the term of that certain Lease and other documents relating to the "Combined Cycle Transactions" described in the Twenty-first Supplemental Indenture dated as of April 15, 1997 to the Mortgage, and as further described in that certain Deed, Bill of Sale and Assignment as recorded on December 15, 2000 in the records of Maricopa County, Arizona as Instrument No. 2002-0957462, and further including the following described real property:

PARCEL NO. 1:

The Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

EXCEPT the East 20 feet; and

EXCEPT the West 10 feet; and

EXCEPT the South 33 feet for roadway; and

EXCEPT the North 20 feet for railroad; and

EXCEPT BEGINNING at a point 811 feet South and 695 feet West of the East quarter corner of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian;

Thence South 453 feet;

Thence West 95 feet;

Thence North 453 feet;

Thence East 95 feet, to the POINT OF BEGINNING; and

EXCEPT all that portion of the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly bounded and described as follows:

BEGINNING at a point from which the East quarter corner of said Section 9, bears North 29 degrees 57 minutes 45 seconds East a distance of 686.8 feet;

Thence South 669.0 feet;

Thence West 352.0 feet;

Thence North 453.0 feet;

Thence West 95.0 feet;

Thence North 102.0 feet;

Thence East 30.0 feet;

Thence North 114.0 feet;

Thence East 417.0 feet to the Place of Beginning; and

EXCEPT that portion of land situated in the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, more particularly described as follows:

BEGINNING at the South quarter corner of Section 9;

Thence on a bearing North 00 degrees 18 minutes 40 seconds West along the midsection line of Section 9, a distance of 1161.30 feet to a point;

Thence North 89 degrees 22 minutes 30 seconds East a distance of 505.41 feet to a point being corner number Sixteen, of the Combined Cycle Plant Site, and TRUE POINT OF BEGINNING of the parcel herein described;

Thence continue North 89 degrees 22 minutes 30 seconds East a distance of 1094.88 feet to a point being corner number One;

Thence North 00 degrees 38 minutes 30 seconds West a distance of 207.88 feet to a point being corner number Two;

Thence South 89 degrees 22 minutes 30 seconds West a distance of 340.00 feet to a point being corner number Three;

Thence South 0 degrees 38 minutes 30 seconds East a distance of 187.88 feet to a point being corner number Four;

Thence South 89 degrees 22 minutes 30 seconds West a distance of 45.00 feet to a point being corner number Five;

Thence North 0 degrees 38 minutes 30 seconds West a distance of 823.72 feet to a point being corner number Six;

Thence South 89 degrees 21 minutes 30 seconds West a distance of 279.44 feet to a point being corner number Seven;

Thence North 0 degrees 38 minutes 30 seconds West a distance of 40.0 feet to a point being corner number Eight;

Thence South 89 degrees 21 minutes 30 seconds West a distance of 93.0 feet to a point being corner number Nine;

Thence South 0 degrees 38 minutes 30 seconds East a distance of 40.0 feet to a point being corner number Ten;

Thence South 89 degrees 21 minutes 30 seconds West a distance of 255.0 feet to a point being corner number Eleven;

Thence North 0 degrees 38 minutes 30 seconds West a distance of 131.96 feet to a point being corner number Twelve;

Thence South 89 degrees 21 minutes 30 seconds West a distance of 502.62 feet to a point being corner number Thirteen;

Thence South 0 degrees 38 minutes 30 seconds East a distance of 528.30 feet to a point being corner number Fourteen;

Thence North 89 degrees 21 minutes 30 seconds East a distance of 420.18 feet to a point being corner number Fifteen;

Thence South 0 degrees 38 minutes 30 seconds East a distance of 447.17 feet to a point being corner number Sixteen and the TRUE POINT OF BEGINNING; and

EXCEPT a portion of the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, being more particularly described as follows:

COMMENCING at the South quarter corner of Section 9, from whence the center quarter corner of Section 9, bears North 0 degrees 18 minutes 18 seconds West 2634.59 feet distant;

Thence North 0 degrees 18 minutes 18 seconds West a distance of 125.00 feet;

Thence North 89 degrees 02 minutes 00 seconds East a distance of 60.00 feet to the TRUE POINT OF BEGINNING;

Thence North 0 degrees 18 minutes 16 seconds West a distance of 825.06 feet;

Thence North 89 degrees 02 minutes 00 seconds East a distance of 565.00 feet;

Thence South 0 degrees 18 minutes 18 seconds East a distance of 900.06 feet;

Thence South 89 degrees 02 minutes 00 seconds West a distance of 515.00 feet;

Thence North 0 degrees 18 minutes 18 seconds West, a distance of 75.00 feet;

Thence South 89 degrees 02 minutes 00 seconds West a distance of 50.00 feet to the TRUE POINT OF BEGINNING; and

EXCEPT the North 17.00 feet of the South 50.00 feet of the Southeast  quarter of
Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

EXCEPT the West 10.00 feet thereof; and

EXCEPT the East 574.18 feet thereof; and

EXCEPT a portion of the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River and Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

BEGINNING at the Southeast corner of Section 9;

Thence  South 89 degrees  02  minutes  00  seconds  West along the South line of
Section 9, a distance of 1399.80 feet;

Thence North 00 degrees 58 minutes 00 seconds West to a point on the North right of way line of Buckeye Road, a distance of 50.00 feet to the TRUE POINT OF BEGINNING;

Thence South 89 degrees 02 minutes 00 seconds West, a distance of 580.80 feet along said right of way;

Thence North 00 degrees 17 minutes 52 seconds West, a distance of 900.06 feet to a point on the South right of way of Hadley Street;

Thence North 89 degrees 02 minutes 00 seconds East, a distance of 580.80 feet along said right of way;

Thence South 00 degrees 17 minutes 52 seconds East, a distance of 900.06 feet to the TRUE POINT OF BEGINNING; and

EXCEPT that portion of the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the Southeast corner of said Section 9;

Thence  South 89 degrees 02 minutes 00 seconds West along the South line of said
Section 9, a distance of 83.10 feet;

Thence North 00 degrees 58 minutes 00 seconds West, a distance of 50.00 feet to a point on the North right of way line of Buckeye Road, being the TRUE POINT OF BEGINNING;

Thence South 89 degrees 02 minutes 00 seconds West along said right of way line, a distance of 1316.70 feet;

Thence North 00 degrees 17 minutes 52 seconds West, a distance of 900.06 feet to a point on the South right of way line of Hadley Street;

Thence North 89 degrees 02 minutes 00 seconds East along said right of way line, a distance of 1345.10 feet to a point on a tangent curve concave Southwesterly with a radius of 20.00 feet, and a central angle of 90 degrees 58 minutes 17 seconds, a distance of 31.76 feet to a point tangent to the West right of way line of 43rd Avenue;

Thence South 00 degrees 00 minutes 27 seconds West along said right of way line, a distance of 504.79 feet;

Thence South 01 degrees 09 minutes 12 seconds West along said right of way line, a distance of 100.01 feet;

Thence South 00 degrees 00 minutes 27 seconds West along said right of way line, a distance of 242.11 feet;

Thence South 51 degrees 16 minutes 25 seconds West, a distance of 53.77 feet to the TRUE POINT OF BEGINNING, as conveyed in that certain Warranty Deed from Arizona Public Service Company to Suncor Development Company dated March 6, 1998 and recorded July 24, 1998, as Document No. 980636446, records of Maricopa County, Arizona; and

EXCEPT those roadways for 43rd Avenue, 47th Avenue, Buckeye Road and Hadley Street as delineated on Map of Dedication for APS Property dated May 18, 1989 and recorded November 9, 1989 in Book 335 of Maps, page 21, records of Maricopa County, Arizona; and

EXCEPT a parcel of land being located in the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian,
Maricopa County, Arizona; said parcel being more particularly described as follows:

COMMENCING at the South quarter corner of said Section;

Thence North 00 degrees 18 minutes 01 seconds West along the West line of the Southeast quarter of Section 9, Township 1 North, Range 2 East, a distance of 1,486.38 feet;

Thence North 89 degrees 17 minutes 24 seconds East, a distance of 40 feet to the TRUE POINT OF BEGINNING of the parcel herein described;

Thence continuing Northeast along the same bearing, a distance of 317.26 feet along the North line of said parcel;

Thence South 01 degrees 11 minutes 27 seconds East, a distance of 95.08 feet;

Thence North 89 degrees 17 minutes 24 seconds East, a distance of 49.43 feet;

Thence South 00 degrees 42 minutes 36 seconds East, a distance of 100.14 feet;

Thence North 89 degrees 17 minutes 24 seconds East, a distance of 43.34 feet;

Thence South 00 degrees 42 minutes 36 seconds East, a distance of 105.96 feet;

Thence South 89 degrees 20 minutes 44 seconds West along the South line of the parcel herein described, a distance of 412.99 feet;

Thence North 00 degrees 18 minutes 01 seconds West along the West line of said parcel, a distance of 300.78 feet to the TRUE POINT OF BEGINNING of the parcel herein described; and

EXCEPT a parcel of land located in the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; said parcel being more particularly described as follows:

COMMENCING at the East quarter corner of said Section;

Thence South 89 degrees 21 minutes 48 seconds West along the North line of the Southeast quarter of Section 9, Township 1 North, Range 2 East, a distance of 2,622.28 feet;

Thence South 00 degrees 18 minutes 01 seconds East along the West line of the Southeast quarter of said Section, a distance of 94.82 feet;

Thence North 89 degrees 17 minutes 24 seconds East, a distance of 30 feet to the TRUE POINT OF BEGINNING of the parcel herein described;

Thence continuing Northeast along the same bearing, a distance of 1,040.41 feet along the North line of said parcel;

Thence South 45 degrees 00 minutes 00 seconds East, a distance of 85.85 feet;

Thence South 00 degrees 42 minutes 36 seconds East, a distance of 88.39 feet;

Thence South 89 degrees 17 minutes 24 seconds West, a distance of 481.33 feet;

Thence South, a distance of 293.07 feet;

Thence South 89 degrees 17 minutes 24 seconds West, a distance of 618.57 feet;

Thence North 00 degrees 18 minutes 01 seconds West, a distance of 442.90 feet to the TRUE POINT OF BEGINNING of the parcel herein described; and

EXCEPT a parcel of land located in the Southeast quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; said parcel being more particularly described as follows:

COMMENCING at the Southeast corner of said Section;

Thence  North 00  degrees  03  minutes  22  seconds  East along the East line of
Section 9, Township 1 North, Range 2 East, a distance of 1,359.93 feet;

Thence South 89 degrees 21 minutes 48 seconds West, a distance of 40 feet to the TRUE POINT OF BEGINNING of the parcel herein described;

Thence continuing Southwest along the same bearing, a distance of 302.93 feet along the South line of the parcel herein described;

Thence North 00 degrees 03 minutes 22 seconds East along the West line of said parcel, a distance of 669.00 feet;

Thence North 89 degrees 21 minutes 48 seconds East along the North line of said parcel, a distance of 302.93 feet;

Thence South 00 degrees 03 minutes 22 seconds West along the East line of said parcel, a distance of 669.00 feet to the TRUE POINT OF BEGINNING of the parcel herein described.

PARCEL NO. 2:

The East half of the North  half of the East half of the  Southwest  quarter  of
Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

EXCEPT beginning at the Northeast corner of said Southwest quarter of Section 9 in the Southerly line of the parcel of land described in deed dated March 19, 1910 to Phoenix & Buckeye Railway Company recorded in Book 89 of Deeds, Page 97, records of Maricopa County, Arizona;

Thence Westerly along said Southerly line also the North line of said Southwest quarter of Section 9, a distance of 1334.29 feet to the Northwest corner of the Northeast quarter of said Southwest quarter of Section 9, also the Northeast corner of the parcel of land described in Deed dated August 22, 1949 to Arizona Eastern Railroad Company recorded in Docket 491, Page 216, records of Maricopa County, Arizona;

Thence Southerly along the West line of said Northeast quarter of said Southwest quarter of Section 9, a distance of 20.0 feet;

Thence  Easterly  parallel  with said  North line of said  Southwest  quarter of
Section 9, a distance of 1334.38 feet to the East line of said Southwest quarter of Section 9;

Thence Northerly along said East line a distance of 20.0 feet to the point of beginning;

ALSO EXCEPT a strip of land 20 feet in width in Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, said strip of land lying 10 feet on each side of the following described center line;

Beginning at the Northeast corner of said Section 9, and using as a base the North boundary line of said Section, said North boundary line having a bearing of South 89 degrees 22 minutes West based on a magnetic bearing of South 75 degrees 00 minutes West;

Thence South 88 degrees 22 minutes West a distance of 2661.5 feet to the True Point of Beginning;

Thence South 0 degrees 07 minutes West a distance of 1325 feet;

Thence South 0 degrees 01 minutes West a distance of 1243.4 feet;

Thence South 0 degrees 14 minutes East a distance of 1331.6 feet;

Thence South 0 degrees 27 minutes East a distance of 1318.9 feet to a point in the South boundary line of said Section 9, from which point the Southeast corner of said Section 9 bears North 89 degrees 36 minutes East a distance of 2606.5 feet, as conveyed to the United States of America, by instrument recorded in Deed Book 115, Page 276, records of Maricopa County, Arizona;

EXCEPT that portion of the East half of the North half of the East half of the Southwest quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northeast corner of said Southwest quarter of Section 9 from whence the Southeast corner of said Southwest quarter of Section 9 lies South 00 degrees 18 minutes 01 seconds East, a distance of 2634.48 feet;

Thence South 00 degrees 18 minutes 01 seconds East along the East line of said Southwest quarter of Section 9, a distance of 497.53 feet;

Thence South 89 degrees 24 minutes 46 seconds West, a distance of 53.01 feet to the TRUE POINT OF BEGINNING;

Thence South 00 degrees 37 minutes 11 seconds East, a distance of 467.02 feet;

Thence South 89 degrees 26 minutes 58 seconds West, a distance of 392.04 feet;

Thence North 00 degrees 36 minutes 52 seconds West, a distance of 466.77 feet;

Thence North 89 degrees 24 minutes 46 seconds East, a distance of 392.00 feet to the TRUE POINT OF BEGINNING; and

EXCEPT a parcel of land located in the Southwest quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; said parcel being more particularly described as follows:

COMMENCING at the South quarter corner of said Section;

Thence North 00 degrees 18 minutes 01 seconds West along the East line of the Southwest quarter of Section 9, Township 1 North, Range 2 East, a distance of 1,281.67 feet;

Thence South 89 degrees 17 minutes 36 seconds West, a distance of 40 feet to the TRUE POINT OF BEGINNING of the parcel herein described;

Thence continuing Southwest along the same bearing, a distance of 629.09 feet along the South line of the parcel herein described;

Thence North 00 degrees 13 minutes 26 seconds West along the West line of the parcel herein described, a distance of 1,123.64 feet;

Thence North 89 degrees 21 minutes 48 seconds East, a distance of 221.11 feet;

Thence South 00 degrees 36 minutes 52 seconds East, a distance of 781.97 feet;

Thence North 89 degrees 17 minutes 24 seconds East, a distance of 402.19 feet;

Thence South 00 degrees 18 minutes 01 seconds East, a distance of 341.39 feet to the TRUE POINT OF BEGINNING of the parcel herein described.

PARCEL NO. 3:

The South one-half of the East one-half of the Southwest quarter of Section 9, Township 1 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

EXCEPT the West 30.00 feet and

EXCEPT a strip of land 20.00 feet in width in Section 9, said strip of land lying 10.00 feet on each side of the following described centerline;

COMMENCING at the Northeast corner of said Section 9, and using as a base the North boundary of said Section, said North boundary line having a bearing of South 89 degrees 22 minutes West based on a magnetic bearing of South 75 degrees 00 minutes West; Thence South 88 degrees 22 minutes West 2,661.5 feet to the POINT OF BEGINNING;

Thence South 00 degrees 07 minutes West 1,325 feet;

Thence South 00 degrees 01 minutes West 1,243.4 feet;

Thence South 00 degrees 14 minutes East 1,331.6 feet;

Thence South 00 degrees 27 minutes East 1,318.9 feet to a point in the South boundary line of said Section 9 from which the Southeast corner of said Section 9 bears North 89 degrees 36 minutes East 2,606.5 feet, as conveyed to the United States of America by instrument recorded in Book 115 of Deeds, Page 276, records of Maricopa County, Arizona; and

EXCEPT the South 450.00 feet.

                                  NAVAJO COUNTY

                            CHOLLA GENERATING STATION

POWER PLANT SITE

That part of Sections 15, 22, 23, 24, 25, 26, 27, 35 and 36, Township 18 North, Range 19 East, Gila and Salt River Meridian, Navajo County, Arizona described as follows:

BEGINNING at a capped pipe marking the common corner of Sections 14, 15, 22 and 23;

Thence  North 0 degrees 22  minutes 36 seconds  West along the East line of said
Section 15, a distance of 2669.78 feet to a capped pipe marking the East quarter corner thereof;

Thence North 89 degrees 55 minutes 54 seconds West along the East-West mid-section line of said Section 15, a distance of 299.82 feet to a point in the West line of the East 300 feet of the Southeast quarter of said Section 15, being a found 5/8 inch rebar;

Thence South 0 degrees 22 minutes 36 seconds East along said West line, a distance of 2668.57 feet to a found 5/8 inch rebar located in the South line of said Section 15;

Thence South 0 degrees 3 minutes 13 seconds West along the West line of the East 300 feet of the Northeast quarter of said Section 22, a distance of 1234.75 feet to a point in the Southerly right of way line of old U.S.
Highway 66;

Thence North 56 degrees 28 minutes 30 seconds West, along said right of way line, a distance of 156.72 feet to a point in the East line of the parcel of land described in Docket 265, page 174;

Thence South 34 degrees 45 minutes 39 seconds West, along last said East line, a distance of 3654.13 feet to a point in the Northerly right of way line of the Atchison, Topeka and Santa Fe Railroad;

Thence South 44 degrees 6 minutes 47 seconds West, a distance of 210.22 feet to the intersection of the Southerly right of way line of the Atchison, Topeka and Santa Fe Railroad and the North-South mid-section line of said Section 22;

Thence South 0 degrees 2 minutes 33 seconds East along last said mid-section line, a distance of 1005.76 feet to the common quarter corner of said Sections 22 and 27;

Thence  North 89 degrees 44 minutes 21 seconds West along the North line of said
Section 27, a distance of 120.00 feet to its Intersection with the thread of the Little Colorado River;

Thence Southerly and Easterly along said thread to its intersection with the East line of said Section 27, said point lying South 0 degrees 30 minutes 30 seconds East, a distance of 600.00 feet from the Northeast corner of said
Section 27;

Thence South 0 degrees 30 minutes 30 seconds East, along last said East line, a distance of 4714.56 feet to the common corner of said Section 26, 27, 34 and 35;

Thence North 89 degrees 37 minutes 3 seconds East,  along the North line of said
Section 35, a distance of 422.00 feet to its intersection with the thread of the Little Colorado River, from which point the common corner of said Sections 25, 26, 35 and 36 bears North 89 degrees 37 minutes 3 seconds East, a distance of 4894.86 feet;

Thence Southerly and Southeasterly along said thread to its intersection with the East line of said Section 35, from which point the common corner of said Sections 25, 26, 35 and 36 bears North 0 degrees 14 minutes 4 seconds West, a distance of 3171.07 feet;

Thence South 0 degrees 14 minutes 4 seconds East along last said East line, a distance of 2166.50 feet to the common corner of said Sections 35 and 36 and of Sections 1 and 2 of Township 17 North, Range 19 East, Gila and Salt River Meridian;

Thence  North 88 degrees 27 minutes 31 seconds East along the South line of said
Section 36, a distance of 1337.23 feet to the West 1/16th corner between said Sections 36 and 1;

Thence North 0 degrees 16 minutes 29 seconds West along the West 1/16th line of said Section 36, a distance of 5324.98 feet to the West 1/16th corner between said Sections 25 and 36;

Thence  North 89  degrees 0 minutes 0 seconds  East along the South line of said
Section  25,  a  distance  of  1112.92  feet  to  its   intersection   with  the
Southwesterly right of way line of the Atchison, Topeka and Santa Fe Railroad;

Thence North 56 degrees 26 minutes 18 seconds West along said Southwesterly right of way line, a distance of 611.23 feet;

Thence North 33 degrees 18 minutes 42 seconds East, a distance of 200.00 feet to the Northeasterly right of way line of the Atchison, Topeka and Santa Fe Railroad, said point being in the East line of the West 2050 feet of said
Section 25;

Thence North 0 degrees 24 minutes 1 second West along last said East line, a distance of 4808.67 feet to its intersection with the North line of said Section 25, from which the common corner of said Sections 23, 24, 25 and 26 bears South 89 degrees 31 minutes 41 seconds West (South 89 degrees 20 minutes West of record) a distance of 2050.00 feet;

Thence North 0 degrees 24 minutes 31 seconds West (North 0 degrees 36 minutes West of record), a distance of 637.66 feet (637.67 feet of record);

Thence North 71 degrees 35 minutes 24 seconds West (North 71 degrees 46 minutes West of record), a distance of 2149.74 feet (2150.04 feet of record) to a point in the West line of said Section 24 (said point being North 0 degrees 2 minutes East along the West line of said Section 24, a distance of 1334.13 feet from the Southwest corner of said Section 24, of record);

Thence  North 0 degrees 14  minutes 48 seconds  East along the East line of said
Section 23, a distance of 164.99 feet to its intersection with the Southerly right of way line of Old U.S. Highway 66;

Thence North 74 degrees 55 minutes 37 seconds West along last said Southerly right of way line, a distance of 1708.33 feet to the beginning of a curve concave Northerly having a radius of 5779.58 feet;

Thence continue along last said Southerly right of way line, Northwesterly along the arc of said curve through a central angle of 5 degrees 28 minutes 11 seconds, a distance of 551.73 feet to a point of tangency;

Thence continue along last said Southerly right of way line, North 69 degrees 27 minutes 38 seconds West, a distance of 1040.53 to the beginning of a curve concave Northerly having a radius of 2914.79 feet;

Thence continue along last said Southerly right of way line, along the arc of last said curve through a central angle of 4 degrees 1 minute 0 seconds, a distance of 83.66 feet to a point from which a radial line bears North 22 degrees 11 minutes 3 seconds East said point being the Northeast corner of that part of the West half of the said Section 23 described in Parcel 1 of Docket 766, page 155;

Thence South 26 degrees 20 minutes 42 seconds West, a distance of 359.44 feet to the Southeast corner of said parcel of land;

Thence North 68 degrees 47 minutes 52 seconds West, a distance of 484.70 feet to the Southwest corner of said parcel of land;

Thence North 33 degrees 42 minutes 40 seconds East, a distance of 396.09 feet to the Northwest corner of said parcel of land, said point being in the arc of a curve in said Southerly right of way line of Old U.S. Highway 66, said curve being concave to the North having a radius of 1482.39 feet and from which a radial line thereof bears North 29 degrees 40 minutes 36 seconds East;

Thence Northwesterly along last said Southerly right of way line along the arc of said curve through a central angle of 9 degrees 7 minutes 0 seconds, a distance of 103.40 feet;

Thence continue along last said Southerly right of way line, North 56 degrees 19 minutes 38 seconds West, a distance of 1950.09 feet to its intersection with the West line of said Section 23;

Thence North 0 degrees 3 minutes 13 seconds East along last said West line, a distance of 1431.70 feet to the POINT OF BEGINNING;

EXCEPT that part of said Section 22 lying whiting the right of way of Interstate 40 and being described as follows:

BEGINNING at a capped pipe marking the common corner of said Sections 14, 15, 22 and 23;

Thence  South 0 degrees 3 minutes  13  seconds  West along the East line of said
Section 22, a distance of 384.09 feet to a point in the Northeasterly right of way line of said Interstate 40 and the TRUE POINT OF BEGINNING;

Thence continue South 0 degrees 3 minutes 13 seconds West along last said East line, a distance of 396.43 feet to a point in the Southwesterly right of way line of said Interstate 40;

Thence North 63 degrees 11 minutes 44 seconds West along said Southwesterly right of way line, a distance of 335.95 feet to a point in the West line of the East 300 feet of the Northeast quarter of said Section 22;

Thence North 0 degrees 3 minutes 13 seconds East, along last said West line, a distance of 413.51 feet to a point in said Northeasterly right of way line;

Thence South 59 degrees 11 minutes 46 seconds East, along said Northeasterly right of way line, a distance of 218.60 feet;

Thence continue along last said Northeasterly right of way line South 63 degrees 11 minutes 44 seconds East, a distance of 125.38 feet to the TRUE POINT OF BEGINNING; and

EXCEPT that part of said Section 22 lying within the right of way of Old U.S. Highway 66 and being described as follows:

BEGINNING at a capped pipe marking the common corner of said Sections 14, 15, 22 and 23;

Thence  South 0 degrees 3 minutes  13  seconds  West along the East line of said
Section 22, a distance of 1311.58 feet to a point in the Northeasterly right of way line of said Old U.S. Highway 66 and the TRUE POINT OF BEGINNING;

Thence continue along last said East line, South 0 degrees 3 minutes 13 seconds West, a distance of 120.12 feet to a point in the Southwesterly right of way line of said Old U.S. Highway 66;

Thence North 56 degrees 28 minutes 30 seconds West along last said right of way line, a distance of 359.47 feet;

Thence North 0 degrees 3 minutes 13 seconds East, a distance of 120.12 feet to a point in last said Northeasterly right of way line;

Thence South 56 degrees 28 minutes 30 seconds East, along last said right of way line, a distance of 359.47 feet to the TRUE POINT OF BEGINNING; and

EXCEPT that certain tract of land situated in the Southwest quarter of Section 23, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona, being more particularly described as follows:

COMMENCING at the brass cap that marks the Southwest corner of Section 23, from whence the brass cap that marks the Northwest corner of said Section bears North 0 degrees 2 minutes 5 seconds West;

Thence North 61 degrees 33 minutes 56 seconds East a distance of 1368.08 feet to a 5/8 inch rebar that marks the Southeasterly corner of said tract and the TRUE POINT OF BEGINNING;

Thence North 57 degrees 23 minutes 27 seconds West a distance of 357.99 feet to a 5/8 inch rebar;

Thence North 32 degrees 36 minutes 33 seconds East a distance of 117.67 feet to a 5/8 inch rebar;

Thence North 72 degrees 58 minutes 14 seconds East a distance of 114.71 feet to a 5/8 inch rebar;

Thence North 32 degrees 36 minutes 33 seconds East a distance of 555.92 feet to a brass cap set in concrete;

Thence South 77 degrees 44 minutes 13 seconds East a distance of 273.73 feet to a 5/8 inch rebar;

Thence South 32 degrees 36 minutes 33 seconds West a distance of 256.05 feet to a 5/8 inch rebar;

Thence South 57 degrees 23 minutes 27 seconds East a distance of 27.06 feet to a 5/8 inch rebar;

Thence South 32 degrees 36 minutes 33 seconds West a distance of 600.12 feet to the TRUE POINT OF BEGINNING; and

EXCEPT that certain tract of land situated in the Southwest quarter of Section 23, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona, being more particularly described as follow:

COMMENCING at the brass cap that marks the Southwest corner of Section 23, from whence the brass cap that marks the Northwest corner of said Section bears North 0 degrees 2 minutes 5 seconds West;

Thence North 9 degrees 43 minutes 57 seconds East a distance of 1364.55 feet to the 5/8 inch rebar that marks the most Southerly corner of said tract and the TRUE POINT OF BEGINNING;

Thence North 34 degrees 53 minutes 35 seconds West a distance of 144.40 feet to a 5/8 inch rebar;

Thence North 55 degrees 6 minutes 25 seconds East a distance of 439.58 feet to a 5/8 inch rebar;

Thence South 34 degrees 53 minutes 35 seconds East a distance of 85.73 feet to a 5/8 inch rebar;

Thence South 55 degrees 6 minutes 25 seconds West a distance of 276.35 feet to a 5/8 inch rebar;

Thence South 34 degrees 53 minutes 35 seconds East a distance of 58.67 feet to a 5/8 inch rebar;

Thence South 55 degrees 6 minutes 25 seconds West a distance of 163.23 feet to the TRUE POINT OF BEGINNING; and

EXCEPT all those parts thereof lying within the Atchison, Topeka and Santa Fe Railroad Companys' 200 foot wide fee owned right of way; and

EXCEPT all oil, gas and minerals as reserved in Deed recorded in Docket 129, page 481, records of Navajo County, Arizona, affects Section 25; and

EXCEPT 1/16th of all oil, gases and other hydrocarbon substances, coal, stone, metals, minerals, fossils and fertilizers of every name and description and except all materials which may be essential to production of fissionable materials as reserved in Arizona Revised Statutes, affects Section 36; and

EXCEPT all oil, gas and sodium as reserved to the United States of America in Patent to the West half of the Northwest quarter of Section 26.

WELL FIELD

PARCEL 1:

The North Half;
The Southeast quarter;
The North half of the Southwest quarter; and The Southeast quarter of the Southwest quarter of Section 4,
Township 17 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT the following two parcels:

(1) In the Northeast quarter of Section 4, Township 17 North, Range 19 East of the Gila and Salt River and Meridian, Navajo County, Arizona, more particularly described as follows:

FROM the Northeast corner of said Section 4;

thence South (assumed bearing) along the East line of the Northeast quarter of said Section 4, a distance of 900.00 feet;

Thence West 25.00 feet to the point of beginning of the parcel of land herein described and the Northeast corner thereof;
         Thence West 460.00 feet;
         Thence South 460.00 feet;
         Thence East 460.00 feet;
Thence North 460.00 feet to the POINT OF BEGINNING.

(2) A rectangular shaped parcel of land in the Northeast quarter of Section 4, Township 17 North, Range 19 East of the Gila and Salt River and Meridian, Navajo County, Arizona, more particularly described as follows:

COMMENCING at the Northeast corner of said Section 4; thence South (assumed bearing) along the East line of said Section 4, a distance of 1360.00 feet;

Thence West 25.00 feet to the Southeast corner of that certain parcel of land described in Deed to Mountain States Telephone and Telegraph Company recorded in Docket 151, page 497, and the TRUE POINT OF BEGINNING for the parcel herein described;

Thence South 400.00 feet;

Thence West 460.00 feet;

Thence North 400.00 feet to the Southwest corner of said parcel described in Docket 151, page 497;

Thence East along the South line of last said parcel, a distance of 460.00 feet to the POINT OF BEGINNING.

PARCEL 2:

The Southwest quarter of the Southwest quarter of Section 4, Township 17 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona.

PARCEL 3:

The Southeast quarter of Section 2, Township 17 North, range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all oil, gas and other hydrocarbon substances, Helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer or every name and description, together with all uranium, thorium, or any other material which is or may be determined by the laws of the United State, or of this state or decisions of court to be peculiarly essential to the production of fissionable materials as reserved in Deed recorded in Book 509, page 438, records of Navajo County, Arizona. County, Arizona.

PARCEL 4:

The East half of the Northwest quarter and the West half of the Northeast quarter of Section 34, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all oil and/or minerals as reserved in Deed recorded in Book 31 of deeds, page 310, and recorded in Docket 688, page 17, records of Navajo County, Arizona.

PARCEL 5:

The Southwest quarter of the Northwest quarter, the North half of the Southwest quarter, and the Northwest quarter of the Southeast quarter of Section 34, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT the following described property conveyed by Special Warranty Deed recorded in Document No. 2002-6843, records of Navajo County, Arizona:

COMMENCING at the Southwest corner of Section 34, a 3" brass cap stamped A.P.S. 1977;

Thence North 00 degrees 03 minutes 35 seconds West 1338.47 feet along the West section line;

Thence North 89 degrees 56 minutes 02 seconds East 2390.60 feet to a 1/2" rebar and tag LS 22290, the POINT OF BEGINNING;

Thence North 00 degrees 08 minutes 50 seconds West 1082.24 feet to a 1/2" rebar and tag LS 22290;

Thence North 89 degrees 56 minutes 02 seconds East 1609.99 feet to a 1/2" rebar and tag LS 22290;

Thence South 00 degrees 08 minutes 50 seconds East 1082.24 feet to a 1/2" rebar and tag LS 22290;

Thence South 89 degrees 56 minutes 02 seconds West 1609.99 feet to the POINT OF BEGINNING.

PARCEL 6:

Section 28, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all oil, gas and minerals reserved in Docket 168, page 155, from the Southeast quarter and the South half of the Northeast quarter and the Northwest quarter of the Northeast quarter.

PARCEL 7:

The Southwest quarter of Section 21, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT any part of the  Southwest  quarter  lying  North of the Little  Colorado
River.

PARCEL 8:

The South half of Section 6, Township 17 North, Range 20 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all coal and other minerals as reserved in Patent from United States of America; and

EXCEPT the East 219 acres thereof.

PARCEL 9:

The East 219 acres of the South half of Section 6, Township 17 North, Range 20 East of the Gila Salt River and Meridian, Navajo County, Arizona;

EXCEPT all coal and other minerals as reserved in Patent from United States of America.

PARCEL 10:

Section 10 , Township 17 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all minerals in Patent from United States of America.

FLY ASH

PARCEL 1:

The West half of the West half of the Northwest quarter of the Northwest quarter and the West half of the Northwest quarter of the Southwest quarter of the Northwest quarter of Section 29, Township 18 North, Range 20 East of the Gila and Salt River Meridian, Navajo County, Arizona.

PARCEL 2:

The West half of the East half of the West half of the Northwest quarter of the Northwest quarter and the West half of the East half of the Northwest quarter of the Southwest quarter of the Northwest quarter of Section 29, Township 18 North, Range 20 East of the Gila and Salt River Meridian, Navajo County, Arizona.

EXCEPT all oil and gas as conveyed in Book 11 of Deeds, page 355, records of Navajo County, Arizona.

PARCEL 3:

COMMENCING at the Northeast corner of Section 25, Township 18 North, Range 19 East of Gila and Salt River Meridian;

Thence along said Section line South 88 degrees 35 minutes West for a distance of 2460 feet to a point;

Thence South 43 degrees 30 minutes East for a distance of 380 feet to a point;

Thence South 36 degrees 35 minutes East for a distance of 2180 feet to a point;

Thence South 63 degrees 50 minutes East for a distance of 1000 feet to a point on the East section line of said Section 25;

Thence North 2530 feet to the POINT OF BEGINNING, being in Section 25, Township 18 North, Range 19 East of the Gila and Salt River and Meridian;

And including all land in said Section 25 located on the North side of U.S. Highway 66 (now Interstate Highway 40), Navajo County, Arizona;

EXCEPT beginning at a point of Section tine 1300 feet West of the Northeast corner of Section 25, Township 18 North, Range 19 East;

Thence West on Section line 1095 feet;

Thence South 37 degrees 49 minutes East 1100 feet;

Thence North 32 degrees 25 minutes East 210.6 feet;

Thence North 61 degrees 51 minutes East 600 feet;

Thence North 26 degrees 17 minutes West 460 feet to the PLACE OF BEGINNING; and

EXCEPT that portion of which lies Southwesterly of the Northeasterly right of way line of existing U.S. Highway 66 (now Interstate Highway 40).

PARCEL 4:

The East half of the Southeast quarter of the Southeast quarter of Section 24, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navaho County, Arizona.

EXCEPT all the oil, gas, sodium and potassium as reserved in Patent from United States of America.

PARCEL 5:

The South half of the Southwest quarter of Section 19, Township 18 North, Range 20 East of the Gila and Salt River Meridian, Navajo County, Arizona.

PARCEL 6:

All of Section 30 North of the Northerly boundary of Interstate Highway 40 in Township 18 North, Range 20 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT the Southeast quarter of the Southeast quarter and the East half of the Southwest quarter of the Southeast quarter of Section 30, Township 18 North, Range 20 East of the Gila and Salt River Meridian, Navajo County, Arizona; and

EXCEPT all oil, gas and mineral rights as reserved in Patent from United States of America.

BOTTOM ASH

PARCEL 1:

The West half of the Southwest quarter of Section 13, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all oil, gas rights as reserved in Deed recorded in Book 13 of Deeds, page 164, records of Navajo County, Arizona.

PARCEL 2:

The West half of the Northwest quarter of the Northwest quarter of the Northwest quarter;

The North half of the Northeast quarter of the Northwest quarter of the Northwest quarter of the Northwest quarter;

The Southwest quarter of the Northeast quarter of the Northwest quarter of the Northwest quarter of the Northwest quarter;

The Northwest quarter of the Southeast quarter of the Northeast quarter of the Northwest quarter of the Northwest quarter of the Northwest quarter;

The West half of the West half of the Southeast quarter of the Northwest quarter of the Northwest quarter of the Northwest quarter;

The North half of the Northeast quarter of the Northwest quarter of the Southeast quarter of the Northwest quarter of the Northwest quarter of the Northwest quarter of Section 24, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona.

PARCEL 3:

The North half of the Northeast quarter of the Northeast quarter, the Northeast quarter of the

Northwest quarter of the Northeast quarter of Section 23, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona.

PARCEL 4:

The East half of the Northeast quarter of the Southeast quarter;

The Southwest quarter of the Northeast quarter of the Southeast quarter;

The East half of the Southwest quarter of the Southeast quarter; and

The Southeast quarter of the Southeast quarter of Section 14, Township 18 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

Except all oil, gas, sodium and potassium as reserved in Patent from United States of America.

                                 YAVAPAI COUNTY

                             MCGUIREVILLE SUBSTATION

The West 250.00 feet of the following described parcel:

A parcel of land located in the Southeast quarter of Section 33, Township 15 North Range 5 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

Commencing at the Southeast corner of said Section 33; thence North 89(degree)41'00" West 2694.12 feet to the Southwest corner of said Southeast quarter; thence North 01(degree)01'25" East, along the West line of said Southeast quarter, 1051.66 feet to the true point of beginning; thence continuing North 01(degree)01'25" East, along said West line, 280.00 feet; thence South 88(degree)25'00" East, 660.13 feet;
thence South 11053'50" East, along the West line of an easement created by a combination of the deeds recorded in Book 187 of Deeds, Page 174 and Book 1396 of Official Records, Page 937 a distance of 287.92 feet; thence 88(degree)25'00" West 724.51 feet to the true point of beginning.

Together with an easement for ingress, egress and utilities set forth in deed recorded in Book 3214 of Official Records, Page 318.

     SECTION 11. THE ELECTRIC SUBSTATIONS OF THE COMPANY, including all buildings, structures, towers, poles, all equipment, appliances and devices for transforming, converting and distributing electric energy, and all land owned by the Company upon which the same are situated, and all of the Company's easements, rights of way, rights, machinery, equipment, appliances, devices, licenses and supplies forming a part of said substations, or any of them, including additions and improvements to any of the foregoing, or used or enjoyed or capable of being use or enjoyed in conjunction with any thereof.

     SECTION  12.  Additions,   extensions  and  improvements  to  THE  ELECTRIC
TRANSMISSION SYSTEMS of the Company.

     SECTION 13. Additions, extensions and improvements to THE ELECTRIC DISTRIBUTION SYSTEMS of the Company, including, the construction of additional facilities throughout the Company's service area, as well as extension of residential and downtown underground distribution facilities, including associated distribution equipment such as voltage regulators, capacitor banks, sectionalizing equipment, transformers, street lighting systems, meters and services, including reconstruction and improvements to provide efficient Company operation.

     IN WITNESS WHEREOF, ARIZONA PUBLIC SERVICE COMPANY, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President, one of its Vice Presidents, or its Treasurer, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries or Associate Secretaries for and in its behalf, in the City of Phoenix, Arizona, and THE BANK OF NEW YORK, party hereto of the second part, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be attested by one of its Assistant Vice Presidents or Assistant Treasurers for and in its behalf, in the City of New York, New York, all as of the 1st day of November, 2002.


                                        ARIZONA PUBLIC SERVICE COMPANY


                                          Barbara M. Gomez
                                          --------------------------------------
                                                         TREASURER


Attest:

Betsy A. Pregulman
--------------------------------------
      ASSOCIATE SECRETARY

Executed, sealed and delivered by
  ARIZONA PUBLIC SERVICE COMPANY
  in the presence of:


--------------------------------------

                                                          [SEAL]
--------------------------------------


                                          THE BANK OF NEW YORK, As Trustee


                                          Debra A. Schwalb
                                          --------------------------------------
                                                       VICE PRESIDENT
Attest:

Thomas J. Provenzano
--------------------------------------
Executed, sealed and delivered by
  THE BANK OF NEW YORK in the
  presence of:

Thomas J. Provenzano
--------------------------------------
Thomas J. Provenzano
Vice President


                                                          [SEAL]

STATE OF ARIZONA..         )
                                    ) ss.:
COUNTY OF MARICOPA                  )

     On this 1st day of November, 2002, before me, Debra L. Blondin, the undersigned officer, personally appeared Barbara M. Gomez, who acknowledged herself to be the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that she, as such Treasurer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as Treasurer.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


                                          Debra L. Blondin
                                          --------------------------------------
                                                       Notary Public

                                          My Commission Expires June 7, 2004
                                                                ----------------
[SEAL]


STATE OF ARIZONA                    )
                                    ) ss.:
COUNTY OF MARICOPA                  )

     On this 1st day of November, 2002, before me, Debra L. Blondin, the undersigned officer, personally came Barbara M. Gomez, to me known, who being by me duly sworn, did depose and say that she resides in Phoenix, Arizona, that she is the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, the corporation described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


                                          Debra L. Blondin
                                          --------------------------------------
                                                       Notary Public

                                          My Commission Expires June 7, 2004
                                                                ----------------
[SEAL]


STATE OF ARIZONA                    )
                                    ) ss.:
COUNTY OF MARICOPA                  )

     This instrument was  acknowledged  before me on November 1, 2002 by Barbara
M. Gomez and Betsy A. Pregulman, as Treasurer and Associate Secretary, respectively, of ARIZONA PUBLIC SERVICE COMPANY.


                                          Debra L. Blondin
                                          --------------------------------------
                                                       Notary Public

                                          My Commission Expires June 7, 2004
                                                                ----------------
[SEAL]

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF PASSAIC                   )

     On this 1st day of November, 2002, before me, Ronald M. Mania, Notary Public in and for the County and State aforesaid, residing therein, duly commissioned and sworn, personally appeared Debra A. Schwalb, known to me to be a Vice President of THE BANK OF NEW YORK, a New York banking corporation, which executed the within instrument, and Thomas J. Provenzano, known to me to be a Vice President of The Bank of New York, who being by me duly sworn, acknowledged before me that the seal affixed to said instrument is the corporate seal of The Bank of New York, that they, being authorized so to do, executed the within instrument on behalf of The Bank of New York by authority of its board of directors, and that said instrument is the free act and deed of The Bank of New York for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Ronald M. Mania
                                          --------------------------------------
                                                       Notary Public


                                          My Commission Expires     10/4/2006
                                                                ----------------
[SEAL]


STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF PASSAIC                   )

     This instrument was acknowledged before me on November 1, 2002 by Debra A. Schwalb and Thomas J. Provenzano, each as a Vice President of THE BANK OF NEW YORK.

                                          Ronald M. Mania
                                          --------------------------------------
                                                       Notary Public


                                          My Commission Expires     10/4/2006
                                                                ----------------
[SEAL]